Exhibit 10.21

Guarantee Contract (Personal use)

Guarantor (Party A) Chen Ping

ID card: 110108196309303771

Address: Bei Jing Hai Dian District Yong Ding Road # 85;

Lender (Party B) Industrial and Commercial Bank of China Limited (Hai Dian Branch):

Representative: Xu Tian Ling

On May 5th 2009, Beijing Dehaier Medical Technology Company Limited signed a loan contract with Party B. (Loan No.: 2009 — 0023). And now, by mutual consent, party A agree to provide joint liability for the liability of the Loan contract to Party B.

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Article 1: Party A’s Representations and Commitment

1.1 Party A owns the Guarantor qulitification by Chinese Law.

1.2 Party A has sufficient capacity to provide Guarantor’s obligation.

1.3 Party A has full knowledge of the Loan contract signed between Beijing Dehaier Medical Technology Company Limited and Party B.

1.4 If Beijing Dehaier Medical Technology Company Limited fail to repay the loan on time. Party B can turn to party A directly and deduct money form Party A’ s private bank card opened in ICBC.

Article 2: The type and amount of the Loan contract

2.1 Loan types: For Medium or Short Term Working Capital Loan

Loan amount: RMB10,000,000

Article 3: The period of Loan

3.1 The period of Loan: from June 2, 2009 through May 20, 2010.

Article 4: Way of Guarantee

4.1 Non-cancellable and joint liability Guarantee.

Article 5: Scope of Guarantee

5.1 The scope of the guaranty of mortgage include the following items: principle of the Loan, interest, Penalty, and the expense related to realize the mortgage if Party A fail to realize the right of the credit.

Article 6: Guarantee Period

6.1 Two year since the loan maturity date

6.2 If the loan maturity date is on different date, then the Guarantee period is two year since each loan maturity date.

6.3 On the condition that Party B need recover the loan ahead of schedule pursuant to the loan contract, then the guarantee period is Two year since the date that party B inform Beijing Dehaier Medical Technology Company Limited to repay the loan.

6.4 If Beijing Dehaier Medical Technology Company Limited and Party B agree to change the loan maturity date, then the guarantee period is one year since the new loan maturity date.

Article 7: The rights and obligations of Party A

7.1: Provide the information required by Party B, and ensure the authenticity and validity of the material provide.

7.2 Party A should sign for the Loan collection letter issued by Party B.

7.3 Party A need get approval of Party B if Party A want to dispose the Assets list on the attachment.

7.4 Party A should inform the Party about his change of personal information such as phone number, address, or deterioration of financial situation.

7.5 If the revision of the main Loan contract is not materially. Party A still need to provide the guarantee obligation.

7.6 On the condition that Party B transfer the right of the loan to third party. Party A still need to provide the guarantee obligation.

7.7 During the Guarantee period, party A need get the approval of party if party A want to provide other guarantee obligation.

7.8 Party A would free of any obligation when Beijing Dehaier Medical Technology Company Limited repay all the loan to party A.

Article 8: The rights and obligations of Party B

8.1 Party B have the right to require all the related information to prove the legal identity of Party A.

8.2 Party B have the right to require the material that could prove the assets of Party A.

8.3 If Beijing Dehaier Medical Technology Company Limited fail to repay the loan to Party B, Party B have the right to ask party A to fulfill the responsibility according to the contract.

Article 9: Default Liability

9.1 Upon the effectiveness of this contract, if the contract term is break by either party, then it become a breach of contract. For the Economic loss caused by the either party, the other side should compensate the loss.

Article 10 Effectiveness, Modification and termination of the Contract

10.1 Upon agreement by both parties, this Contract will become effective upon the authorization from the legal representative.

10.2 After the effectiveness of the contract, neither party could revise the contract before reaching the mutual consent.

Article 11. Settlement of Disputes

11.1. When dispute happen, the both party should settle by themselves first, then turn to local court located in Party B.

Article 12. Attachment

12.1 This contract have original copy of two, both party have one original copy.

12.2 All the attachment enjoy the same legal effect as the Main contract.

Attachment1: Personal assets list

Attachment2: Proclaim form Party A’s Spouse

Guarantor :

(Signature or Personal Seal):	/s/ Chen Ping

Date of Signature: 5 May 2009.

Party B (Official Seal):

Legal Representative or Authorized Representative

(Signature or Personal Seal):	/s/ Xu Tian Ling

Date of Signature: May 5, 2009.